                           EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - July 7, 1997

Dear shareholders:

Strong forces are working to propel the market to lofty levels, bedazzling both participants and onlookers. Fortunately, as shareholders of Eagle Growth Shares, Inc., you may have been participants in the great bull market of the 1990s. Congratulations!

It is difficult to imagine that low interest rates and low inflation can continue forever, but these powerful economic trends appear sustainable for the foreseeable future. If one had to outline the ideal environment for stocks, this would be it. If inflation allows interest rates to continue their decline, long term bond rates could be at 5% on New Years day in the year 2000. This could elevate the Dow over 9,000.

What could thwart this scenario? Action by the Federal Reserve or some unexpected upheaval in the international arena could be factors. By bumping interest rates 1/4 point last March, the Fed served notice to the markets that it will not be taken for granted. Any action by the Fed appears very unlikely because the producer price index (PPI) has actually declined for the last five months. The Fed could be the Grinch who stole Christmas if the stock markets rise to a level of "irrational exuberance" in the words of Chairman Greenspan.

Corporate profits continue their upward march. One of the benefits of the information age to business and the economy is tighter inventory control and less chance of recession induced by inventory reduction.

We constantly search for new opportunities and have initiated positions in Amylin, Beverly Enterprises, & Octel Communications, while Liberty Media and Federal Home Loan split their stocks.

Our successful location of value opportunities suggests that the markets may have room to increase in price further.

                                         Very truly yours,
                                         /s/ Donald H. Baxter
                                         Donald H. Baxter
                                         President

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 1997

 Shares                                                              Value
--------                                                           ----------
                            COMMON STOCKS - 87.6%
                                AIRLINES - 4.2%
  5,000    ASA Holdings Inc. ...................................   $  130,625
                                                                   ----------
                                 BANKS - 4.5%
  4,000    First Hawaiian Inc. .................................      141,750
                                                                   ----------
                             COMMUNICATIONS - 3.1%
  5,000   *Octel Communications Corp. ..........................       96,250
                                                                   ----------
                              CONSTRUCTION - 5.5%
  1,500   *Jacobs Engineering Group, Inc. ......................       40,313
  5,000    Lennar Corp. ........................................      131,250
                                                                   ----------
                                                                      171,563
                                                                   ----------
                              ELECTRONICS - 7.2%
  1,800    Cubic Corp. .........................................       42,300
  8,000    Scientific Atlanta ..................................      145,000
  1,200   *Tech-Sym Corp. ......................................       38,250
                                                                   ----------
                                                                      225,550
                                                                   ----------
                             ENTERTAINMENT - 1.8%
    750   *Tele-Communications Inc.
                Liberty Media Group, Class "A"..................       16,359
    500    Walt Disney Production Co. ..........................       40,938
                                                                   ----------
                                                                       57,297
                                                                   ----------
                          FINANCIAL SERVICES - 22.7%
  6,000    Federal Home Loan Corp. .............................      198,000
  5,342    First Data Corp. ....................................      213,680
  3,000    Greentree Financial Corp. ...........................      105,000
  2,000    Household International, Inc. .......................      196,500
                                                                   ----------
                                                                      713,180
                                                                   ----------
                                  FOOD - 4.2%
  5,000    McCormick & Co. Inc. ................................      130,625
                                                                   ----------

 Shares                                                              Value
--------                                                           ----------
                            HEALTH SERVICES - 2.2%
  5,000   *Beverly Enterprises Inc. ............................   $   70,625
                                                                   ----------
                               INSURANCE - 9.2%
  4,400    Leucadia National Corp. .............................      131,450
  2,000    Progressive Corp. ...................................      158,250
                                                                   ----------
                                                                      289,700
                                                                   ----------
                            MEDICAL SERVICES - 7.2%
  4,000    United Healthcare ...................................      226,000
                                                                   ----------
                           OIL & NATURAL GAS - 3.3%
  3,000    Apache Corp..........................................      102,750
                                                                   ----------
                            PHARMACEUTICALS - 4.1%
 10,000   *Amlyin Pharmeuticals Inc. ...........................      130,000
                                                                   ----------
                               PUBLISHING - 3.7%
  3,000    Belo A. H. Corp......................................      115,500
                                                                   ----------
                     REAL ESTATE INVESTMENT TRUSTS - 4.7%
 10,000    United Dominion Realty Trust, Inc....................      147,500
                                                                   ----------

           Total Value of Common Stocks (cost $1,711,938).......    2,748,915
                                                                   ----------
Principal
 Amount
---------
                        SHORT-TERM INVESTMENTS - 7.2%
  $225M    U.S. Treasury Bill
              3.95% due  6/5/97 (cost $224,901).................      224,901
                                                                   ----------

           Total Value of Investments (cost $1,936,839)..  94.8%    2,973,816
           Other Assets, less Liabilities ...............   5.2       163,042
                                                          ------   ----------
           Net Assets.................................... 100.0%   $3,136,858
                                                          ======   ==========

* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 1997

ASSETS
   Investments in securities, at value
     (identified cost $1,936,839) (Note 1-A)...                    $2,973,816
   Cash........................................                        28,752
   Receivable for investment securities sold...                       137,225
   Other assets................................                         3,002
                                                                   ----------
      TOTAL ASSETS.............................                     3,142,795


LIABILITIES
   Accrued advisory and administrative fees....      $    4,983
   Other accrued expenses......................             954
                                                     ----------
      TOTAL LIABILITIES........................                         5,937
                                                                   ----------
NET ASSETS.....................................                    $3,136,858
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($3,136,858 / 228,520 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $13.73
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................      $2,039,157
   Undistributed net investment deficit........         (21,742)
   Accumulated net realized gain on investments          82,466
   Net unrealized appreciation in value of
     investments...............................       1,036,977
                                                     ----------
      TOTAL....................................      $3,136,858
                                                     ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $13.73
   Sales commission:  8 1/2% of offering price*                         1.28
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $15.01
                                                                      ======
   Redemption price............................                       $13.73
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 1997

INVESTMENT INCOME
  Income:
    Dividends.................................. $ 16,847
    Interest...................................    6,799
                                                --------
          TOTAL INCOME.........................              $ 23,646

  Expenses (Note 4):
    Investment advisory fee...................    11,171
    Professional fees.........................     8,717
    Transfer agent and dividend disbursing
         agent's fees and expenses............     8,387
    Registration fees.........................     6,440
    Administrative fee .......................     3,724
    Reports and notices to shareholders.......     2,874
    Custodian fees............................     1,944
    Other expenses............................     3,004
                                                --------
          TOTAL EXPENSES.......................   46,261
          Less: Custodian fees paid indirectly.      873       45,388
                                                --------     --------
          INVESTMENT INCOME-NET................               (21,742)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments...........   82,993
    Net unrealized appreciation of investments.   83,657
                                                --------
          Net gain on investments..............               166,650
                                                             --------
    NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................              $144,908
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months
                                                       Ended       Year Ended
                                                      May 31,     November 30,
                                                        1997          1996
                                                    -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment loss............................   $  (21,742)   $  (12,127)
  Net realized gain on investments...............       82,993       121,199
  Net unrealized appreciation of investments.....       83,657       264,031
                                                    ----------    ----------
     Net increase in net assets
       resulting from operations.................      144,908       373,103


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments...............     (109,481)     (193,972)

CAPITAL SHARE TRANSACTIONS
  Increase in net assets resulting
     from capital share transactions (Note 2)....       41,453        76,490
                                                    ----------    ----------
     Net increase in net assets.......                  76,880       255,621

NET ASSETS
  Beginning of period............................    3,059,978     2,804,357
                                                    ----------    ----------
  End of period (including net investment deficit
    of $21,742 and $12,127, respectively)........   $3,136,858    $3,059,978
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES,INC.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on May 30, 1997. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the finacial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At May 31, 1997 there were 228,520 shares outstanding. Transactions in capital stock were as follows:

                              Six Months Ended         Year Ended
                                May 31, 1997        November 30, 1996
                            -------------------------------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Capital stock sold.........  18,816    $ 244,636    41,397    $ 516,964
Capital stock issued in
   reinvestment of net
   realized gain on
   investments.............   7,754      101,192    14,566      175,232
Capital stock redeemed..... (23,600)    (304,375)  (49,591)    (615,706)
                            --------   ---------   --------   ---------
 Net increase .............   2,970    $  41,453     6,372    $  76,490
                            ========   =========   ========   =========

                                       6

                           EAGLE GROWTH SHARES, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES
    For the six months ended May 31, 1997, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $390,645 and $448,930 respectively.

    At May 31, 1997, the cost of investments for Federal income tax purposes was $1,936,839. Accumulated net unrealized appreciation on investments was $1,036,977 consisting of $1,038,627 gross unrealized appreciation and $1,650 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    BFC also serves as the underwriter of the Fund.  For the six months ended
May 31, 1997, BFC received $296 in commissions from the sale of Fund shares.

    Directors of the Fund who are not affiliated with BFC received directors fees aggregating $600 and the Fund's Custodian has provided credits in the amount of $873 against custodian charges based on the uninvested cash balances of the Fund.

                                       7

                            EAGLE GROWTH SHARES, INC.

                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.


                                   Six Months                Year Ended November 30,
                                      Ended        ------------------------------------------
PER SHARE DATA                    May 31, 1997      1996     1995     1994     1993     1992
--------------                       ------        ------   ------   ------   ------   ------
Net Asset Value,
  Beginning of Year................  $13.57        $12.79   $10.93   $13.09   $13.41   $11.72
                                     ------        ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......   (0.10)        (0.05)   (0.14)   (0.21)   (0.19)   (0.07)
Net Realized & Unrealized Gain
  (Loss) on Investments............    0.75          1.71     2.05    (1.71)    0.43     1.78
                                     ------        ------   ------   ------   ------   ------
Total From Investment Operations...    0.65          1.66     1.91    (1.92)    0.24     1.71
                                     ------        ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income..............    --            --       --       --       --       0.02
Net Realized Gains.................    0.49          0.88     0.05     0.24     0.56     --
                                     ------        ------   ------   ------   ------   ------
Total Distributions................    0.49          0.88     0.05     0.24     0.56     0.02
                                     ------        ------   ------   ------   ------   ------
Net Asset Value, End of Period.....  $13.73        $13.57   $12.79   $10.93   $13.09   $13.41
                                     ======        ======   ======   ======   ======   ======

TOTAL RETURN* (%)..................    4.98         13.82    17.53   (14.95)    1.78    14.56
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands)...................  $3,137        $3,060   $2,804   $2,320   $2,748   $2,947
Ratio to Average Net Assets:
  Expenses (%).....................    3.11  (a)     2.58     3.44     3.71     2.67     2.50
  Net Income (Loss) (%)............   (1.46) (a)    (0.43)   (1.27)   (1.77)   (1.30)   (0.58)

Ratio to Average Net Assets Before
  Expense Reimbursements
  Expenses (%).....................    3.11  (a)     2.58     4.44     4.71     3.67     3.33
  Net Income (Loss) (%)............   (1.46) (a)    (0.54)   (2.27)   (2.77)   (2.30)   (1.41)

Portfolio Turnover Rate (%)........      15            24       51       51       66        7

Average commission rate**..........  $.0920        $.1071

  * Calulated without sales charge.
 ** Average commission rate (per share security) as required by amended disclosure requirements effective September 1, 1995.
(a) Annualized
                       See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments as of May 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the six months then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1996 and the financial highlights for each of the five years in the period ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at May 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the six months ended May 31, 1997, in conformity with generally accepted accounting principles.


                                          BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
June 30, 1997

                          EAGLE GROWTH SHARES, INC.


EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561)395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
P.O. Box 5536, Hauppauge, NY 11788-0132


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP  Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES,INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
Robert A. Utting                                      SEMI-ANNUAL
                                                         REPORT

                                                      May 31, 1997

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.